SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 23, 2003

GEMSTAR – TV GUIDE INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-26878	95-4782077
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	IRS Employer Identification No.)

135 North Los Robles Avenue, Suite 800 Pasadena, California 91101 (Address of Principal Executive Offices and Zip Code)

(626) 792-5700
Registrant’s telephone number, including area code

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5.    OTHER EVENTS.

A copy of the press release issued by Gemstar-TV Guide International, Inc., a Delaware corporation, on January 23, 2003, is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(c)    EXHIBITS.

Exhibit No.	Description
99.1	Press Release of Gemstar-TV Guide International, Inc. issued January 23, 2003.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 24, 2003

GEMSTAR – TV GUIDE INTERNATIONAL, INC.

By:	/s/ Stephen H. Kay
Stephen H. Kay Executive Vice President and General Counsel

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